                                                                    Exhibit 10.3

                               THIRD AGREEMENT TO
                                CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 31, 1996 (herein called this "Amendment"), is entered into by and among VINTAGE PETROLEUM, INC., a Delaware corporation (together with its successors and assigns the "Borrower"), the various financial institutions as are or may become parties to the Credit Agreement (hereinafter defined) as amended hereby (collectively, the "Lenders"), and BANK OF MONTREAL, acting through certain of its Canadian and U.S. branches or agencies ("BMO"), as agent (together with its successors and assigns in such capacity, the "Agent") for the Lenders. Terms defined in the Credit Agreement are used in this Agreement with the same meaning as the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into a certain Credit Agreement, dated as of December 14, 1994, as amended by that certain First Amendment to Credit Agreement and Waiver dated as of July 5, 1995, and that certain Second Amendment to Credit Agreement dated as of November 2, 1995 (as so amended, herein called the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows:

     SECTION 1.  Adjustment of Borrowing Base and Revolving Loan Commitment
                 ----------------------------------------------------------
Amount.  The Borrower and each of the Lenders hereby agrees that pursuant to
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that certain Seventh Amendment to the Existing Credit Agreement and Section 2.6
of the Credit Agreement, the Borrowing Base will be changed to $240,000,000 as of the date hereof, and the Revolving Loan Commitment Amount will be designated pursuant to clause (iii) of the definition hereof to be $193,000,000 as of the date hereof.

     SECTION 2.  GOVERNING LAW; SEVERABILITY.  THIS AMENDMENT SHALL BE A
                 ---------------------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. All obligations of the Borrower and rights of the Lenders and the Agent, or any of them, expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
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     SECTION 3.  Successors and Assigns.  This Amendment shall be binding upon
                 ----------------------
the Borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the Agent and the successors and assigns of the Lenders and the Agent.

     SECTION 4.  Counterparts.  This Amendment may be executed in one or more
                 ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Delivered as of the day and year first above written.

                         VINTAGE PETROLEUM, INC.


                              By:       \s\ William C. Barnes
                                        ------------------------------------
                                        William C. Barnes
                                        Executive Vice President and
                                        Chief Financial Officer

                                      BANK OF MONTREAL
                                          acting through its U.S. branches
                                          and agencies, including initially
                                          its Chicago, Illinois branch,
                                          as Agent


                                       By:  \s\ Michael Stuckey
                                           -------------------------------
                                           Michael Stuckey
                                           Director

                                        BANK OF MONTREAL


                                        By: \s\ Michael P. Stuckey
                                            -------------------------------
                                            Michael P. Stuckey
                                            Director

                                      CHEMICAL BANK


                                      By:  \s\ Ronald Potter
                                           --------------------------------
                                           Ronald Potter
                                           Managing Director

                                        NATIONSBANK OF TEXAS, N.A.


                                        By: \s\ Denise Ashford Smith
                                            --------------------------------
                                            Denise Ashford Smith
                                            Senior Vice President